UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 24, 2011
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2011, the Company and Goldman Associates of New York, Inc. (“Goldman Associates”) amended the terms of a secured note in the principal amount of $750,000 dated July 29, 2004 by the Company and Goldman Associates, as amended by Amendment 1 dated March 27, 2008, Amendment 2 dated February 12, 2009, and Amendment 3 dated March 5, 2010, to extend the maturity date from January 1, 2011 to January 1, 2012. Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

On March 1, 2011, the Company and Rita Folger amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1 dated March 27, 2008, Amendment 2 dated February 12, 2009, and Amendment 3 dated March 5, 2010, to extend the first maturity date and the final maturity date to January 1, 2012 so that the entire principal amount of this note is due and payable on January 1, 2012.

On March 1, 2011, the Company and William Pagano amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1 dated March 27, 2008, Amendment 2 dated February 12, 2009, and Amendment 3 dated March 5, 2010, to extend the first maturity date and the final maturity date to January 1, 2012 so that the entire principal amount of this note is due and payable on January 1, 2012. Mr. Pagano is the Chief Executive Officer and a Director of the Company.

Copies of the foregoing amendments are filed as exhibits hereto.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 1, 2011, the Company entered into agreements to privately place 4,500,000 shares of common stock at $0.50 per share for total proceeds of $2,250,000. Of these shares, 3,000,000 were purchased by Goldman Associates, 600,000 by Rita Folger, 400,000 by Paul Hildebrandt, 200,000 by William Pagano and 300,000 shares by John A. Hildebrandt. The initial closing under the agreements is expected to take place on March 1, 2011 and the final closing is expected to take place on or before March 8, 2011.

The form of the private placement purchase agreement that was used in these transactions and a copy of the relevant press release by the Company are filed as exhibits hereto.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OR CERTAIN OFFICERS

On February 24, 2011, the Board of Directors of the Company appointed Pete Gasiewicz as a Director of the Company.  Mr. Gasiewicz has served as Vice President of Sales of the Company since January 2008.

On February 24, 2011, the Board of Directors of the Company appointed Melissa Goldman-Williams to serve as Vice President of Operations. Mrs. Goldman-Williams will receive a salary of $135,000 per year. Mrs. Goldman-Williams has been a Director of the Company since October 22, 2004. She has been a member of the Board of Directors of Goldman Associates since January 1996, and during the periods from January 2004 to January 2007 and from January 2010 to January 2011 she also served as the Chief Operating Officer of Goldman Associates. From January 2007 to January 2010, she was the Chief Operating Officer of Westye East, an appliance distributor. She holds a B.A. from Lehigh University and a Masters Degree in Environmental Management from Duke University. She is the daughter of Michael Goldman, the Chairman of the Board of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03
Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company’s Form 8-K filed on February 13, 2009.

10.04
Amendment No. 3 dated March 5, 2010 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.04 to the Company’s Form 8-K filed on March 10, 2010.

10.05	Amendment No. 4 dated March 1, 2011 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.06
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.07
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.08
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.06 to the Company’s Form 8-K filed on February 13, 2009.

10.09
Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.08 to the Company’s Form 8-K filed on March 10, 2010.

10.10	Amendment No. 4 dated March 1, 2011 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.11
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.12
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.13
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.09 to the Company’s Form 8-K filed on February 13, 2009.

10.14
Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.12 to the Company’s Form 8-K filed on March 10, 2010.

10.15	Amendment No. 4 dated March 1, 2011 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.

10.16	Form Private Placement Purchase Agreement by and among Colonial Commercial Corp. and the persons who are counterparts to the Agreement as “Investors,” filed herewith.

99.01	Press Release dated March 1, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: March 2, 2011	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03
Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.03 to the Company’s Form 8-K filed on February 13, 2009.

10.04
Amendment No. 3 dated March 5, 2010 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.04 to the Company’s Form 8-K filed on March 10, 2010.

10.05	Amendment No. 4 dated March 1, 2011 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.06
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.07
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.08
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.06 to the Company’s Form 8-K filed on February 13, 2009.

10.09
Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.08 to the Company’s Form 8-K filed on March 10, 2010.

10.10	Amendment No. 4 dated March 1, 2011 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.11
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.12
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.13
Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.09 to the Company’s Form 8-K filed on February 13, 2009.

10.14
Amendment No. 3 dated March 5, 2010 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.12 to the Company’s Form 8-K filed on March 10, 2010.

10.15	Amendment No. 4 dated March 1, 2011 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.

10.16	Form Private Placement Purchase Agreement by and among Colonial Commercial Corp. and the persons who are counterparts to the Agreement as “Investors,” filed herewith.

99.01	Press Release dated March 1, 2011, filed herewith.